Exhibit 99.2

OFFICERS' CERTIFICATE

      The undersigned hereby certify that (i) they are, respectively, the duly elected Vice President and Controller and Assistant Secretary of John Deere Capital Corporation, (ii) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to, Section 5.06(a) of the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of November 1, 2001 between John Deere Owner Trust 2001, John Deere Receivables, Inc. and John Deere Capital Corporation, (iii) Exhibit B hereto complies with the requirements of, and is being delivered pursuant to, Section 5.06(b) of the Sale and Servicing Agreement, and (iv) Exhibit C hereto complies with the requirements of, and is being delivered pursuant to, Section 5.04(b) of the Sale and Servicing Agreement.

Dated at Moline, Illinois this 27th day of November 2002.

/s/ Charles G. Dahl

Charles G. Dahl Vice President and Controller

/s/ Paul J. Nagel

Paul J. Nagel Assistant Secretary

Schedule E - Statement to Certificateholders	EXHIBIT A
John Deere Owner Trust 2001
Fiscal Month October 2002	(Page 1 of 2)

$281,000,000 Class A-1 2.19% Asset Backed Notes due November 15, 2002
$202,000,000 Class A-2 2.56% Asset Backed Notes due February 17, 2004
$315,000,000 Class A-3 3.26% Asset Backed Notes due October 17, 2005
$98,640,000 Class A-4 3.78% Asset Backed Notes due September 15, 2008
$34,935,802 Asset Backed Certificates

(1)	Amount of principal being paid or distributed:

	(a)	A-1 Notes:	$0.00
		per $1,000 original principal amount:	$0.00

	(b)	A-2 Notes:	$26,795,757.07
		per $1,000 original principal amount:	$132.65

	(c)	A-3 Notes:	$0.00
		per $1,000 original principal amount:	$0.00

	(d)	A-4 Notes:	$0.00
		per $1,000 original principal amount:	$0.00

	(e)	Certificates:	$1,043,990.54

	(f)	Total:	$27,839,747.60

(2)	Amount of interest being paid or distributed:

	(a)	A-1 Notes:	$0.00
		per $1,000 original principal amount:	$0.00

	(b)	A-2 Notes:	$221,218.08
		per $1,000 original principal amount:	$1.10

	(c)	A-3 Notes:	$855,750.00
		per $1,000 original principal amount:	$2.72

	(d)	A-4 Notes:	$310,716.00
		per $1,000 original principal amount:	$3.15

	(e)	Certificates:	$0.00
		per $1,000 original principal amount:	$0.00

	(f)	Total:	$1,387,684.08

Schedule E - Statement to Certificateholders	EXHIBIT A
John Deere Owner Trust 2001
Fiscal Month October 2002	(Page 2 of 2)

(3)	After giving effect to distributions on this Payment Date:

	(a)	(i)	outstanding principal amount of A-1 Notes:	$0.00
		(ii)	A-1 Note Pool Factor:	0.0000000

	(b)	(i)	outstanding principal amount of A-2 Notes:	$76,900,217.41
		(ii)	A-2 Note Pool Factor:	0.3806941

	(c)	(i)	outstanding principal amount of A-3 Notes:	$315,000,000.00
		(ii)	A-3 Note Pool Factor:	1.0000000

	(d)	(i)	outstanding principal amount of A-4 Notes:	$98,640,000.00
		(ii)	A-4 Note Pool Factor:	1.0000000

	(e)	(i)	Certificate Balance:	$19,111,956.52
		(ii)	Certificate Pool Factor:	0.5470593

(4)	Note Value at end of related Collection Period:			$509,652,173.95

(5)	Pool Balance (excluding accrued interest) at the end of the related Collection Period:			$501,094,923.11

(6)	Amount of Servicing Fee:			$440,569.16
		per $1,000 original principal amount:		0.4729289

(7)	Amount of Administration Fee:			$100.00

(8)	Aggregate Purchase Amounts for Collection Period:			$0.00

(9)	Amount in Reserve Account:			$16,302,577.00
		Specified Reserve Account Balance:		$16,302,577.00

(10)	Aggregate amount of Realized Losses for the Collection Period:			$299,141.33

(11)	Amount of Payments that are more than 60 days past due:			$1,898,080.00

Schedule F - Statement to Noteholders	EXHIBIT B
John Deere Owner Trust 2001
Fiscal Month October 2002	(Page 1 of 2)

$281,000,000 Class A-1 2.19% Asset Backed Notes due November 15, 2002
$202,000,000 Class A-2 2.56% Asset Backed Notes due February 17, 2004
$315,000,000 Class A-3 3.26% Asset Backed Notes due October 17, 2005
$98,640,000 Class A-4 3.78% Asset Backed Notes due September 15, 2008
$34,935,802 Asset Backed Certificates

(1)	Amount of principal being paid on the Notes:

	(a)	A-1 Notes:	$0.00
		per $1,000 original principal amount:	$0.00

	(b)	A-2 Notes:	$26,795,757.07
		per $1,000 original principal amount:	$132.65

	(c)	A-3 Notes:	$0.00
		per $1,000 original principal amount:	$0.00

	(d)	A-4 Notes:	$0.00
		per $1,000 original principal amount:	$0.00

	(e)	Total:	$26,795,757.07

(2)	Interest on the Notes:

	(a)	A-1 Notes:	$0.00
		per $1,000 original principal amount:	$0.00

	(b)	A-2 Notes:	$221,218.08
		per $1,000 original principal amount:	$1.10

	(c)	A-3 Notes:	$855,750.00
		per $1,000 original principal amount:	$2.72

	(d)	A-4 Notes:	$310,716.00
		per $1,000 original principal amount:	$3.15

	(e)	Total:	$1,387,684.08

Schedule F - Statement to Noteholders	EXHIBIT B
John Deere Owner Trust 2001
Fiscal Month October 2002	(Page 2 of 2)

(3)	After giving effect to distributions on current Payment Date:

	(a)	(i)	outstanding principal amount of A-1 Notes:	$0.00
		(ii)	A-1 Note Pool Factor:	0.0000000

	(b)	(i)	outstanding principal amount of A-2 Notes:	$76,900,217.41
		(ii)	A-2 Note Pool Factor:	0.3806941

	(c)	(i)	outstanding principal amount of A-3 Notes:	$315,000,000.00
		(ii)	A-3 Note Pool Factor:	1.0000000

	(d)	(i)	outstanding principal amount of A-4 Notes:	$98,640,000.00
		(ii)	A-4 Note Pool Factor:	1.0000000

	(e)	(i)	Certificate Balance:	$19,111,956.52
		(ii)	Certificate Pool Factor:	0.5470593

(4)	Note Value at the end of the related Collection Period:			$509,652,173.95

(5)	Pool Balance (excluding accrued interest) at the end of the related Collection Period:			$501,094,923.11

(6)	Amount of Servicing Fee:			$440,569.16
		per $1,000 original principal amount:		0.47292894

(7)	Amount of Administration Fee:			$100.00

(8)	Aggregate Purchase Amounts for Collection Period:			$0.00

(9)	Amount in Reserve Account:			$16,302,577.00
		Specified Reserve Account Balance:		$16,302,577.00

(10)	Aggregate amount of Realized Losses for the Collection Period:			$299,141.33

(11)	Amount of Payments that are more than 60 days past due:			$1,898,080.00

Schedule G - Servicer's Certificate	EXHIBIT C
John Deere Owner Trust 2001
Fiscal Month October 2002	(Page 1 of 3)

$281,000,000 Class A-1 2.19% Asset Backed Notes due November 15, 2002
$202,000,000 Class A-2 2.56% Asset Backed Notes due February 17, 2004
$315,000,000 Class A-3 3.26% Asset Backed Notes due October 17, 2005
$98,640,000 Class A-4 3.78% Asset Backed Notes due September 15, 2008
$34,935,802 Asset Backed Certificates

(1)	Servicing Fee:	$440,569.16
	Servicing Fee Shortfall:	$0.00

(2)	Administration Fee:	$100.00
	Administration Fee Shortfall:	$0.00

(3)	Total Distribution Amount:	$30,907,832.10

(4)	Noteholders' Interest Distributable Amount applicable to A-1 Notes:	$0.00
	Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:	$0.00

(5)	Noteholders' Interest Distributable Amount applicable to A-2 Notes:	$221,218.08
	Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:	$0.00

(6)	Noteholders' Interest Distributable Amount applicable to A-3 Notes:	$855,750.00
	Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:	$0.00

(7)	Noteholders' Interest Distributable Amount applicable to A-4 Notes:	$310,716.00
	Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:	$0.00

(8)	Noteholders' Interest Distributable Amount deposited into Note Distribution Account:	$1,387,684.08
	Noteholders' Interest Carryover Shortfall:	$0.00

(9)	A-1 Noteholders' Monthly Principal Distributable Amount:	$0.00
	% of Principal Distribution Amount applicable to A-1 Noteholders:	0.00%
	A-1 Noteholders' Principal Carryover Shortfall:	$0.00
	A-1 Noteholders' Principal Distributable Amount:	$0.00

(10)	A-2 Noteholders' Monthly Principal Distributable Amount:	$26,795,757.07
	% of Principal Distribution Amount applicable to A-2 Noteholders:	96.25%
	A-2 Noteholders' Principal Carryover Shortfall:	$0.00
	A-2 Noteholders' Principal Distributable Amount:	$26,795,757.07

(11)	A-3 Noteholders' Monthly Principal Distributable Amount:	$0.00
	% of Principal Distribution Amount applicable to A-3 Noteholders:	0.00%
	A-3 Noteholders' Principal Carryover Shortfall:	$0.00
	A-3 Noteholders' Principal Distributable Amount:	$0.00

Schedule G - Servicer's Certificate	EXHIBIT C
John Deere Owner Trust 2001
Fiscal Month October 2002	(Page 2 of 3)

(12)	A-4 Noteholders' Monthly Principal Distributable Amount:	$0.00
	% of Principal Distribution Amount applicable to A-4 Noteholders	0.00%
	A-4 Noteholders' Principal Carryover Shortfall:	$0.00
	A-4 Noteholders' Principal Distributable Amount:	$0.00

(13)	Noteholders' Principal Distribution Amount deposited into Note Distribution Account:	$26,795,757.07
	Noteholders' Principal Carryover Shortfall:	$0.00

(14)	Noteholders' Distributable Amount:	$28,183,441.15

(15)	Amount to be withdrawn from the Reserve Account and deposited into Note Distribution Account:	$0.00
	Interest Amount included above:	$0.00
	Principal Amount included above:	$0.00

(16)	Deposit to Reserve Account from Collection Account to increase the amount	$0.00
	on deposit in the Reserve Account to the Specified Reserve Account Balance:

(17)	Certificateholders' Interest Distributable Amount:	$0.00
	Certificateholders' Interest Carryover Shortfall:	$0.00

(18)	Certificateholders' Principal Distributable Amount applicable to current period:	$1,043,990.54
	% of Principal Distribution Amount applicable to Certificate holders:	3.75%
	Certificateholders' Principal Carryover Shortfall:	$0.00
	Certificateholders' Principal Distributable Amount:	$1,043,990.54

(19)	Certificateholders' Distributable Amount:	$1,043,990.54

(20)	Deposit to Reserve Account (from excess collections):	$1,239,731.26

(21)	Specified Reserve Account Balance (after all distributions and adjustments):	$16,302,577.00

(22)	Reserve Account Balance over the Specified Reserve Account Balance:
	(before any distribution of excess):	$17,542,308.26

Schedule G - Servicer's Certificate	EXHIBIT C
John Deere Owner Trust 2001
Fiscal Month October 2002	(Page 3 of 3)

(23)	Excess Reserve Account Balance Distributable to Seller (5.05(b)(I) or (ii)):	$1,239,731.26

(24)	Note Value as of the end of the related Collection Period:	$509,652,173.95

(25)	Pool Balance (excluding Accrued Interest) as of close of business on the last day
	of the related Collection Period:	$501,094,923.11

(26)	After giving effect to all distributions on such Payment Date:
	Outstanding Principal Balance of A-1 Notes:	$0.00
	A-1 Note Pool Factor:	0.0000000

	Outstanding Principal Balance of A-2 Notes:	$76,900,217.41
	A-2 Note Pool Factor:	0.3806941

	Outstanding Principal Balance of A-3 Notes:	$315,000,000.00
	A-3 Note Pool Factor:	1.0000000

	Outstanding Principal Balance of A-4 Notes:	$98,640,000.00
	A-4 Note Pool Factor:	1.0000000

	Outstanding Principal Balance of the Certificates:	$19,111,956.52
	Certificate Pool Factor:	0.5470593

(27)	Aggregate Purchase Amounts for related Collection Period:	$0.00

(28)	Reserve Account Balance after giving effect to all distributions:	$16,302,577.00

(29)	Specified Reserve Account Balance (after all distributions and adjustments):	$16,302,577.00

(30)	Amount of Realized Losses for the related collection period:	$299,141.33

(31)	Amount of Payments that are more than 60 days past due:	$1,898,080.00